                                                                   EXHIBIT 10.30

                             TRACTOR SUPPLY COMPANY

                         DEFERRED COMPENSATION AGREEMENT
--------------------------------------------------------------------------------


This agreement entered into this ____ day of _________, 199_ by and between Tractor Supply Company, a corporation organized and existing under the laws of the State of Delaware and having its principal place of business in the city of Nashville, State of Tennessee, (the "Corporation") and
__________________________ of __________________, (the "Associate").


                                   WITNESSETH:

     Whereas, the Corporation is engaged in the retail sales of farm, home and automotive maintenance products; and

     Whereas, an employment relationship has existed between the parties hereto since _______, 199_, to the mutual benefit of both parties; and

     Whereas, the parties wish to continue this relationship and to provide for certain contingencies; and

     Whereas, the Associate is considered a highly compensated Associate or member of a select management group of the Corporation;

Now, therefore, in consideration of the premise and of the covenants and agreements set forth, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Corporation and the Associate covenant and hereby agree as follows:


                      COMPENSATION TO ASSOCIATE IF RETIRED,
                              DECEASED OR DISABLED

1.1) Compensation following Termination of Employment. The Corporation agrees, if the associate shall have been continuously employed by the Corporation from the date of this Agreement to his retirement, such retirement occurring no earlier than his 55th birthday, to pay to the Associate upon his retirement the amount held in the Associate's Deferred Compensation account, a ledger account shown Schedule A, in equal monthly payments to be made over a period of five years.

         Each year, the percentage of Base Compensation which shall be added to the Associate's Deferred Compensation account for that year shall be determined in accordance with the criteria specified in the schedule below. Base Compensation shall include annual salary paid in bi-weekly installments, but shall not include bonuses, fringe benefits or employer contributions to qualified pension plans. An Associate's Deferred Compensation account shall consist of all annual additions to the Associate's

                             TRACTOR SUPPLY COMPANY

                         DEFERRED COMPENSATION AGREEMENT
--------------------------------------------------------------------------------


         Deferred Compensation account, together with simple interest accrued thereon, calculated for each year at a rate equal to the prime rate listed in the Wall Street Journal on January 1 of that year. The amount held in the Deferred Compensation account shall continue to earn interest until all amounts in such account have been paid out to the Associate.


      IF THE NET                           IF THE NET             % OF OFFICER'S
   INCOME INCREASE            AND          INCOME AS A              ANNUAL BASE
    OVER THE PRIOR                        % TO SALES IS            SALARY TO BE
       YEAR IS                             AT LEAST *                DEFERRED
------------------------                  --------------          ---------------
Less than 0%                  AND             2.5%                      2%
Between 0.1%
     and 6.0%                 AND             2.5%                      3%
Between 6.1%
     and 11.0%                AND             2.5%                      4%
Between 11.1%
     and 20.0%                AND             2.5%                      5%
Greater than
     20.0%                    AND             2.5%                      6%

         *If Net Income is less than 2.5% of sales, no deferral will be allowed under any circumstances.

1.2) Death Prior to Termination of Employment. The Corporation agrees, if the Associate should die while employed by the Corporation, to pay such beneficiary or beneficiaries as designated by the Associate, or if not designated by the Associate, to the Associate's estate, the total amount shown in the Associate's Deferred Compensation account plus interest accrued to the date of distribution in a lump sum. However, if the Associate should commit suicide, while sane or insane, all amounts payable by the Corporation to any person or entity under this Agreement will be forfeited, subject to the right of the Corporation to consider and make discretionary payment of part or all of the amounts held in the Associate's Deferred Compensation account at such time.

1.3) Death of Associate Following Termination of Employment. In the event that the Associate should die after retirement or disability, the beneficiary or beneficiaries designated by the Associate in accordance with Paragraph 4.1, or the Associate's estate will then receive the unpaid portion of the Associate's Deferred Compensation account paid in a lump sum with interest accrued until date of distribution.

1.4) Disability Prior to Termination of Employment. The Corporation agrees, if the

                             TRACTOR SUPPLY COMPANY

                         DEFERRED COMPENSATION AGREEMENT
--------------------------------------------------------------------------------

         Associate shall have been continuously employed by the Corporation from the date of this Agreement and shall become totally disabled prior to actual retirement and such total disability shall continue without interruption for a period of at least six months, to pay the amount in the Associate's Deferred Compensation account to the Associate in equal monthly payments over a period not to exceed five (5) years. The amount remaining in the Deferred Compensation account shall continue to accrue interest until all amounts held in such account have been paid to the Associate.


                             CONDITIONS FOR PAYMENT

2.1) Continuous Employment. Payments to the Associate or his designated beneficiary under this Agreement shall be made only upon the continuous employment of the Associate by the Corporation (including periods of disability and authorized leaves of absence as defined in Paragraph 8.1 of this Agreement), from the date of this Agreement to the date of retirement age at age 55, or later, death or disability, and upon the Associate's compliance with the terms of this Agreement.


                            TERMINATION OF EMPLOYMENT

3.1) Vesting Schedule. If the Associate is terminated prior to the date of his retirement, death, or disability, he shall forfeit all rights to any amounts payable under any other Paragraph of this Agreement, and, in lieu thereof, the Corporation agrees to pay to the Associate in a lump sum an amount equal to the following schedule.

FULL YEARS FROM DATE OF                      AN AMOUNT EQUAL TO THE
AGREEMENT TO SEVERANCE                       FOLLOWING % TIMES THE LATEST
OF EMPLOYMENT                                SCHEDULE "A" PLUS INTEREST
----------------------------                 ----------------------------
   Less than 5 Years                                    0%
   Equal to or greater
     than 5 years but less
     than 8 years                                      30%
   Equal to or greater
     than 8 years but less
     than 10 years                                     60%
   Equal to or greater
     than 10 years                                    100%

         All amounts paid under this paragraph shall include interest paid to the date of distribution.

                             TRACTOR SUPPLY COMPANY

                         DEFERRED COMPENSATION AGREEMENT
--------------------------------------------------------------------------------

3.2) Termination for Cause. Notwithstanding any other provisions in this Agreement, if the Associate is discharged by the Corporation for cause, all amounts payable under this Agreement shall be forfeited and the Associate shall have no right to receive any part of his Deferred Compensation account at any time. "Cause" as defined in this Agreement shall mean (a) incompetence, (b) insubordination, (c) conviction or pleas of nolo contendere in a felony case, d) intoxication, or (e) drug addiction.


                                  BENEFICIARIES

4.1) Beneficiary Designation. The Associate, by written notice to the Corporation during his lifetime signed by him and witnessed by at least two persons, in the form attached as Exhibit "B", may designate one or more persons or entities (including a trust or trusts) to receive as beneficiaries his Deferred Compensation account or any balance thereof, and any other compensation payable to him under this Agreement, in the event of his death prior to full payment thereof. If he shall designate more than one beneficiary, he may designate the person or persons who shall succeed to the rights of the person or persons originally designated in case the latter should die while payments remain due under this Agreement. He may from time to time change any designation so made and the last written notice received by the Corporation before his death shall be controlling.

4.2) Simultaneous Death. If any beneficiary designated under the provisions of this agreement should die simultaneously with the Associate or within the twenty-four hour period immediately following the death of the Associate, all benefits payable under this Agreement shall be paid as if such beneficiary died prior to the Associate.


                                CLAIMS PROCEDURE

5.1) Administrator. The administrator for purposes of the claim procedure under this Agreement is Senior Vice President - CFO the Corporation whose address is: 320 Plus Park Boulevard, Nashville, TN 37217, (615) 366-4600. The Corporation shall have the right to change the administrator of this Agreement.

5.2) Request for Benefits. Payments from the Deferred Compensation account shall be paid in accordance with the provisions of this Agreement. The Associate, or a designated beneficiary, or any other person claiming through the Associate shall make a written request for payments provided under this Agreement by mailing or delivering such claim to the administrator. The administrator shall act upon request for payments

                             TRACTOR SUPPLY COMPANY

                         DEFERRED COMPENSATION AGREEMENT
--------------------------------------------------------------------------------

         within a reasonable time, but not later than 90 days after the receipt of the claim by the administer.

  FUNDING

6.1) The Corporation's obligation under this Agreement shall be an unfunded and unsecured promise to pay. The Corporation shall not be obligated under any circumstances to fund its obligations under this Agreement but the Corporation may, at its sole and exclusive option, elect to fund this Agreement in whole or in part. If the Corporation shall elect to fund this Agreement informally, in whole or in part, the manner of such informal funding, and the continuance or discontinuance of such informal funding shall be the sole and exclusive decision of the Corporation. If the Corporation shall determine to informally fund this Agreement, in whole or in part, by procuring life insurance for its own benefit on the life of the Associate, the form of such insurance and the amounts shall be the sole and exclusive decision of the Corporation. Associate hereby agrees to submit to medical examinations, supply such information and execute such documents as may be required by the insurance company or companies to whom the Corporation may have applied for such insurance if the Corporation shall determine to informally fund this Agreement with life insurance. If said policies are obtained annuities are purchased or other investments are made the Corporation shall be the sole owner of any such policies, annuities or investments and said property will in no way be deemed security to the Associate under this Agreement, but shall remain a general Corporate asset.


                        ACCELERATION OF BENEFIT PAYMENTS

7.1) The Corporation reserves the right to accelerate the payment of any amounts payable under this Agreement without the consent of the Associate, his estate, his designated beneficiaries or any other person claiming through the Associate, provided that the accelerated payment is equivalent to the monthly payments that would otherwise have been payable.


                                LEAVE OF ABSENCE

8.1) For the purpose of determining the period of an Associate's continuous employment within the meaning of the Agreement, an Associate's employment shall not be deemed to have been interrupted by any periods of temporary absence taken with the advance approval of the Corporation, during which the Associate worked for no other employer; nor by any period of absence during service in the Armed Forces of the United States of America, if the Associate shall return to his employment at the time

                             TRACTOR SUPPLY COMPANY

                         DEFERRED COMPENSATION AGREEMENT
--------------------------------------------------------------------------------

         and under the circumstances required to give him re-employment rights under any Federal or State law. In the event the Associate shall not return to the service of the Corporation within the specified period, he shall be deemed to have terminated his employment when he originally left the service of the Corporation.


                         NON-TRANSFERABILITY OF BENEFITS

9.1) This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors, and assigns. However, no person entitled to any payments under this Agreement shall have any right to commute, assign, encumber, pledge, borrow on or dispose of the right to receive such payments.


                           CONSTRUCTION OF AGREEMENT

10.1) CORPORATE MERGER OR TERMINATION. The Corporation agrees that it will not merge or consolidate with any other corporation or organization, or permit its business activities to be taken over by any other organization, unless and until the succeeding or continuing corporation or other organization shall expressly assume the rights and obligations of the Corporation herein set forth. The Corporation further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Paragraph, without having made adequate provision for the fulfilling of its obligations hereunder. In the event of any default with respect to the provisions of this Paragraph, the Associate shall have a continuing lien on all Corporate assets, until such default be corrected.

10.2) ASSOCIATE SECURITY. With the exception of the circumstances enumerated in Paragraph 10.1 above, the rights of the Associate, his designated beneficiary or beneficiaries or his estate under this Agreement shall be solely those of an unsecured creditor of the Corporation and they shall have only the rights to receive from the Corporation those benefits as specified under this Agreement. Nothing contained in this Agreement shall create a fiduciary relationship between the Corporation and the Associate, or any other persons. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Corporation and no person other than the Corporation shall by virtue of the provisions of the Agreement have any interest in such funds.

10.3) COMPUTATION OF BENEFITS. Any deferred compensation benefit under this Agreement shall not be deemed salary or other compensation to the Associate for the purpose of

                             TRACTOR SUPPLY COMPANY

                         DEFERRED COMPENSATION AGREEMENT
--------------------------------------------------------------------------------

         computing benefits to which he may be entitled under any pension plan or other arrangement of the Corporation for the benefit of its associates.

10.4) INDEPENDENCE OF BENEFITS. The payments made under this Agreement shall be independent of, and in addition to, any other benefits or compensation, whether by salary, or bonus or otherwise payable under any employment agreements that now exist or may hereafter exist from time to time between the Corporation and the Associate. This Agreement between the Corporation and the Associate does not involve a reduction in salary or foregoing of an increase in future salary by the existing and future compensation and other benefits of Associate.

11.5) SCOPE OF AGREEMENT. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Corporation to discharge the Associate for cause as defined in Paragraph 3.3, or for any other reason; nor does it restrict the right of the Associate to terminate his employment.

11.6) STATE LAW GOVERNING AGREEMENT. The Law of the State of Tennessee shall govern this Agreement.


11.7) INTERPRETATION OF AGREEMENT. Where appropriate in this Agreement, words used in the singular shall include the plural and words used in the masculine include the feminine.


                            REVOCATION AND AMENDMENT

12.1) This Agreement may be revoked or amended in whole or in part by the Board of Directors of the Corporation.


                             EXECUTION OF AGREEMENT

13.1) This Agreement shall be executed in duplicate, each copy of which when so executed and delivered, shall be an original; but both copies shall, together, constitute one and the same instrument.

                             TRACTOR SUPPLY COMPANY

                         DEFERRED COMPENSATION AGREEMENT
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the said Corporation has caused this Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, and the said Associate has hereunto set his hand, all on the day and year first above written.

                                    TRACTOR SUPPLY COMPANY


                                    BY:
                                        ------------------------------------

             (Seal)
                                    ITS:
                                        ------------------------------------
                                        THOMAS O. FLOOD
                                        SENIOR VICE PRESIDENT - CFO


ATTEST:

------------------------------
SECRETARY


WITNESSES:

---------------------------             ------------------------------------
                                        ASSOCIATE
---------------------------

                             TRACTOR SUPPLY COMPANY

                         DEFERRED COMPENSATION AGREEMENT
--------------------------------------------------------------------------------


                                   EXHIBIT "A"

                              SCHEDULE OF BENEFITS



AS COVERED BY _________________________ AGREEMENT . . .

                  ==================== ===========================
                       DEFERRAL               BALANCE AS OF
                       FOR 199__                12/31/9__
                  ==================== ===========================
                         $                       $
                  ==================== ===========================


         TOTAL DEFERRAL..........................................$

         VESTED PORTION..........................................$

                             TRACTOR SUPPLY COMPANY

                         DEFERRED COMPENSATION AGREEMENT
--------------------------------------------------------------------------------


                                   EXHIBIT "B"

                        BENEFICIARY DESIGNATION PROVISION

The following beneficiaries are hereby designated by the under signed Associate to receive such payments as may be due pursuant to the Deferred Compensation Agreement dated ______________,19___, between said Associate and Tractor Supply Company upon the death of said Associate:

PRIMARY BENEFICIARY:


--------------------------------------
Name


--------------------------------------
Relationship


--------------------------------------
Address


SECONDARY  BENEFICIARY:


--------------------------------------
Name


--------------------------------------
Relationship


--------------------------------------
Address

The primary beneficiary named above shall be the designated beneficiary referred to in the Agreement to receive all amounts payable under such Agreement if he or she is living at my death and should continue to live until all such amounts have been paid in full. If the primary beneficiary should predecease me or should die after payments have commenced to him or her but the full amount payable has not been paid, the secondary beneficiary named above shall be the designated beneficiary referred to in the Agreement to receive any and all amounts due but unpaid under such Agreement.

WITNESSES:                                   ASSOCIATE


--------------------------------------       -----------------------------------
                                             Name


--------------------------------------       -----------------------------------
                                             Date


ACKNOWLEDGED:
TRACTOR SUPPLY COMPANY



By:
   -----------------------------------